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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                           -------------------------

                                    FORM 8-A
                          FOR REGISTRATION OF CERTAIN
                       CLASSES OF SECURITIES PURSUANT TO
                          SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                           -------------------------

                                  SHOPPING.COM
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

       CALIFORNIA                                              33-0733679
       ----------                                              ----------
(STATE OF INCORPORATION)                                     (I.R.S. EMPLOYER
                                                             IDENTIFICATION NO.)

     2101 E. COAST HIGHWAY, GARDEN LEVEL, CORONA DEL MAR, CALIFORNIA 92625
                                 (714) 640-4393
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OR
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:


         TITLE OF EACH CLASS                 NAME OF EACH EXCHANGE ON WHICH
         TO BE SO REGISTERED                 EACH CLASS IS TO BE REGISTERED
                 NONE                                NOT APPLICABLE

                           -------------------------

If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [ ]

                           _________________________

       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                                  COMMON STOCK
                           _________________________


                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

        Registrant hereby incorporates by reference Shopping.com's Form SB-2 Registration Statement under The Securities Act of 1933 previously filed with the United States Securities and Exchange Commission.
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ITEM 2. EXHIBITS.

     I. Registrant hereby incorporates by reference the following Exhibits previously filed with the United States Securities and Exchange Commission in Shopping.com's Form SB-2 Registration Statement under The Securities Act of 1933:

          3.01 Amended and restated Articles of Incorporation.

          3.02 By-Laws.

          3.03 Proposed Amended and restated Articles of Incorporation.

          4.01 Stock Option Plan of 1997

          4.02 Form of Incentive Stock Option Agreement form under Stock Option Plan of 1997 (Mc Nulty)

          4.03 Form of Incentive Stock Option Agreement form under Stock Option Plan of 1997 (Hay)

          4.04 Form of Incentive Stock Option Agreement form under Stock Option Plan of 1997 (Non-employee)

          4.05 Form of Incentive Stock Option Agreement form under Stock Option Plan of 1997 (Employee)

          4.06 Form of $3.00 Warrant Certificate

          4.07 Form of $1.50 Warrant Certificate

          4.08 Form of Underwriter's Warrant Certificate

          4.09 Form of Demand Registration Rights Agreement

          4.10 Form of Piggy Back Registration Rights Agreement

          4.11 Form of Irrevocable Proxy.

          4.12 Form of Irrevocable Proxy

          4.13 Domain Name Transfer

          4.14 En Pointe Agreement - (Confidential Treatment)

          4.15 Form of Lock-up Agreement


     II. 1. Registrant hereby incorporates by reference Shopping.com's Form SB-2 Registration Statement under The Securities Act of 1933 previously filed with the United States Securities and Exchange Commission.

          2.  Not Applicable.

          3.  Not Applicable.

          4. Registrant hereby incorporates by reference the following Exhibits previously filed with the United States Securities and Exchange Commission in Shopping.com's Form SB-2 Registration Statement under The Securities Act of 1933:

               3.01 Amended and restated Articles of Incorporation.



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               3.02 By-Laws.

               3.03 Proposed Amended and restated Articles of Incorporation.

               4.01 Stock Option Plan of 1997

               4.02 Form of Incentive Stock Option Agreement form under Stock
                    Option Plan of 1997 (Mc Nulty)

               4.03 Form of Incentive Stock Option Agreement form under Stock
                    Option Plan of 1997 (Hay)

               4.04 Form of Incentive Stock Option Agreement form under Stock
                    Option Plan of 1997 (Non-employee)

               4.05 Form of Incentive Stock Option Agreement form under Stock
                    Option Plan of 1997 (Employee)

               4.06 Form of $3.00 Warrant Certificate

               4.07 Form of $1.50 Warrant Certificate

               4.08 Form of Underwriter's Warrant Certificate

               4.09 Form of Demand Registration Rights Agreement

               4.10 Form of Piggy Back Registration Rights Agreement

               4.11 Form of Irrevocable Proxy.

               4.12 Form of Irrevocable Proxy

               4.13 Domain Name Transfer

               4.14 En Pointe Agreement - (Confidential Treatment)

               4.15 Form of Lock-up Agreement

          5. Attached hereto is a Specimen of Shopping.com's Common Stock which is to be Registered pursuant to Section 12 (g) of the Act. (Attached to NASDAQ copy of Registration Statement only.)

          6.  . Not Applicable.


                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused the registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                    Registrant:  SHOPPING.COM

                                    Date:     October 28, 1997


                                    By:       /s/ Kristine E. Webster
                                              -----------------------
                                              Kristine E. Webster,
                                              Chief Financial Officer

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